Exhibit 99.1

NEWS RELEASE

Contact:
Mary McGowan
Summit IR Group Inc.
Phone: 408-522-3100 x7702
mary@summitirgroup.com

FOR IMMEDIATE RELEASE

      ENDWAVE REPORTS FOURTH QUARTER AND FISCAL YEAR 2005 FINANCIAL RESULTS

          Achieves Year-Over-Year Revenue Growth of 47% for Fiscal 2005

SUNNYVALE, Calif. - Feb. 2, 2006 - Endwave Corporation (Nasdaq: ENWV), a leading provider of high frequency RF modules for telecommunications networks, defense electronics and homeland security systems, today reported financial results for its fourth quarter and fiscal year ended December 31, 2005.

Revenues were $13.1 million for the fourth quarter of 2005, compared with $11.4 million for the fourth quarter of 2004 and $14.3 million for the third quarter of 2005. In accordance with U.S. Generally Accepted Accounting Principles
(GAAP), net loss for the fourth quarter of 2005 was $152,000, or $0.01 per share, compared with net income for the fourth quarter of 2004 of $238,000, or $0.02 per diluted share, and net loss for the third quarter of 2005 of $193,000, or $0.02 per share.

Non-GAAP net income for the fourth quarter of 2005 was $78,000, or $0.01 per diluted share, compared with non-GAAP net income for the fourth quarter of 2004 of $459,000, or $0.04 per diluted share, and non-GAAP net income for the third quarter of 2005 of $732,000, or $0.06 per diluted share.

For the fourth quarter of 2005, non-GAAP net income was calculated by excluding transaction costs of $78,000 for a suspended secondary offering and amortization of intangible assets of $152,000. For the fourth quarter of 2004, non-GAAP net income was calculated by excluding the amortization of intangible assets of $221,000. For the third quarter of 2005, non-GAAP net income was calculated by excluding transaction costs of $773,000 for a suspended secondary offering and amortization of intangible assets of $152,000.

For the full year, total revenues were $48.7 million, compared with $33.2 million for 2004. GAAP net loss for the year ended December 31, 2005 was $874,000, or $0.08 per share, compared with GAAP net loss for 2004 of $4.4 million, or $0.45 per share. Non-GAAP net income for the year ended December 31, 2005 was $562,000, or $0.05 per diluted share, compared with a non-GAAP net loss for the year ended December 31, 2004 of $691,000, or $0.07 per share.

For fiscal 2005, non-GAAP net loss was calculated by excluding transaction costs of $851,000, amortization of intangibles assets of $631,000 and the benefit from the reversal of $46,000 of restructuring charges. For fiscal 2004, non-GAAP net loss was calculated by excluding from net loss $2.9 million of impairment and restructuring charges, $690,000 of amortization of intangibles and in-process research and development, $105,000 gain on the sale of land, and $204,000 of amortization of deferred stock compensation.

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                                     Page 2

Cash, cash equivalents and short-term investments as of December 31, 2005 increased by approximately $500,000 to $22.4 million from a balance of $21.9 million as of September 30, 2005.

"We are pleased with Endwave's strong fiscal year 2005 revenue growth of more than 45 percent driven by revenue increases across all of our market segments. Our Defense Systems Division, with nearly 65 percent year-over-year growth, contributed to this strong performance and validated our strategic efforts to expand beyond the telecommunications network business," said Ed Keible, Endwave's CEO and President.

"As we enter 2006, we are excited about the expanding market opportunities for our high-frequency RF modules. Going forward, we anticipate that growth in our telecom revenues will continue to outpace that of the overall cellular infrastructure market. In the defense electronics and homeland security markets, we expect to see increased demand for high performance, microwave and millimeter-wave subsystems that are Endwave's specialty," said Mr. Keible.

FOURTH QUARTER HIGHLIGHTS:

     o Revenues were $13.1 million, 15% higher than the fourth quarter of 2004.
     o Products were shipped to approximately 100 customers during the quarter. The largest customers in Q4 were Nera, Nokia, and Siemens.
     o Revenues attributable to customers in defense, homeland security, and other non-telecom markets comprised 22 percent of total revenues, or $2.8 million.
     o Overall gross margin was 28 percent in the fourth quarter, and, excluding development fees and amortization expense, was 27 percent for the same period.
     o Executed a long-term frame purchase agreement with Nokia Corporation, providing continuity with the previous multi-year purchase agreement between the companies.
     o Partnered with Loea Corporation on 70/80 GHz multi-gigabit radios, powered by Endwave's advanced Epsilon(R) Packaging and MLMS(R) IC technology.
     o Awarded a follow-on order from AAI Corporation for amplifiers used to power the video downlink system used in the Shadow(R) Tactical Unmanned Aerial Vehicle (TUAV) program.
     o Extended the company-wide ISO 9001-2000 quality standard to include the more stringent Aerospace Standard AS9100 certification.
     o Completed Supplier Excellence Alliance (SEA) training after being recommended by major defense primes for participation in the unique SEA lean enterprise initiative.

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                                     Page 3
CONFERENCE CALL

Endwave Corporation will host the earnings call for the fourth quarter and year ended December 31, 2005, today at 1:30 p.m. Pacific Standard Time. Investors are invited to participate in the conference call by accessing one of two methods: first, investors can listen to a live audio webcast of Endwave's quarterly conference call on the investor relations section of the company's Web site at http://www.endwave.com/investors. The webcast replay will be available on-line after the earnings call at approximately 2:30 p.m. Pacific Standard Time, and will continue to remain available for 90 calendar days after the call. Alternatively, investors may access the live conference call by dialing (913) 981-5581, and entering the passcode "Endwave". In addition, an audio telephone replay of the conference call will also be available approximately one hour following the conclusion of the call, and will continue to be available for 5 calendar days by dialing (719) 457-0820, and entering the passcode 1363407.

ABOUT ENDWAVE

Endwave Corporation designs, manufactures, and markets RF modules that enable the transmission, reception and processing of high-frequency signals in telecommunications networks, defense electronics and homeland security systems. These RF modules include high-frequency integrated transceivers, amplifiers, synthesizers, oscillators, up and down converters, frequency multipliers and microwave switch arrays. Endwave has 38 issued patents covering its core technologies including semiconductor and proprietary circuit designs. Endwave Corporation is headquartered in Sunnyvale, CA, with operations in Diamond Springs, CA; Andover, MA; and Chiang Mai, Thailand. Additional information about the company can be accessed from the company's web site at http://www.endwave.com.

USE OF NON-GAAP FINANCIAL INFORMATION

To supplement the company's consolidated financial statements presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP), Endwave Corporation uses non-GAAP measures of certain components of financial performance, including net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors' overall understanding of the Company's current financial performance and the Company's prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures included in this press release have been reconciled to the GAAP results.

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                                     Page 4

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This press release and the conference call referred to in this press release may contain forward-looking statements within the meaning of the Federal securities laws and is subject to the safe harbor created thereby. Any statements contained in this press release or on the conference call that are not statements of historical fact may be deemed to be forward-looking statements. Words such as "plans," "intends," "expects," "believes" and similar expressions are intended to identify these forward-looking statements. Information contained in forward-looking statements is based on current expectations and is subject to change. Actual results could differ materially from the forward-looking statements due to many factors, including the following: our ability to achieve and maintain profitability; our customer and market concentration; our suppliers' abilities to deliver raw materials to our specifications and on time; our successful implementation of next-generation programs, including inventory transitions; our ability to penetrate new markets; fluctuations in our operating results from quarter to quarter; our reliance on third-party manufacturers and semiconductor foundries; acquiring businesses and integrating them with our own; component, design or manufacturing defects in our products; our dependence on key personnel; and fluctuations in the price of our common stock. Forward-looking statements contained in this press release and on our conference call should be considered in light of these factors and those factors discussed from time to time in Endwave's public reports filed with the Securities and Exchange Commission, such as those discussed under "Risk Factors" in Endwave's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Endwave does not undertake any obligation to update such forward-looking statements.

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                                     Page 5

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (unaudited)

                                              DECEMBER 31,    DECEMBER 31,
                                                 2005            2004
                                             -------------   -------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                    $       8,456   $      14,158
Restricted cash                                         25               -
Short-term investments                              13,959          10,979
Accounts receivable, net                            10,487           8,688
Inventories, net                                    13,448           7,866
Other current assets                                   560             477
                                             -------------   -------------
Total current assets                                46,935          42,168
Property and equipment, net                          1,321           2,394
Other assets                                            97             125
Goodwill and other intangible assets, net            4,796           5,407
                                             -------------   -------------
Total assets                                 $      53,149   $      50,094
                                             =============   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable                                     2,954           3,587
Warranty accrual                                     3,257           4,488
Accrued compensation                                 2,494           1,370
Other accrued liabilities                              976           1,026
                                             -------------   -------------
Total current liabilities                            9,681          10,471

Other long-term liabilities                            385             559
Total stockholders' equity                          43,083          39,064
                                             -------------   -------------
Total liabilities and stockholders' equity   $      53,149   $      50,094
                                             =============   =============

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                                     Page 6

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except share and per share amounts)
                                   (unaudited)

                                                                   THREE MONTHS ENDED              TWELVE MONTHS ENDED
                                                              -----------------------------   -----------------------------
                                                              DEC. 31, 2005   DEC. 31, 2004   DEC. 31, 2005   DEC. 31, 2004
                                                              -------------   -------------   -------------   -------------
Total revenues                                                $      13,073   $      11,375   $      48,735   $      33,162
COSTS AND EXPENSES:
Cost of product revenues                                              9,331           7,754          33,134          22,389
Cost of product revenues, amortization of intangible assets             113             112             452             187
Research and development                                              1,669           1,505           6,488           4,957
Selling, general and administrative                                   2,208           1,789           9,327           7,527
Transaction costs                                                        78               -             851               -
In-process research and development                                       -               -               -             320
Amortization of intangible assets                                        39             109             179             182
Restructuring charges, net                                                -               -             (46)          2,895
Recovery on building sublease                                             -               -               -            (359)
Impairment of long lived assets and other                                 -               -               -             389
Amortization of deferred stock compensation                               -               -               -             204
Total costs and expenses                                             13,438          11,269          50,385          38,691
Income (loss) from operations                                          (365)            106          (1,650)         (5,529)
Interest and other income, net                                          213             132             776           1,125
Net income (loss)                                             $        (152)  $         238   $        (874)  $      (4,404)
Basic net income (loss) per share                             $       (0.01)  $        0.02   $       (0.08)  $       (0.45)
Diluted net income (loss) per share                           $       (0.01)  $        0.02   $       (0.08)  $       (0.45)
Weighted shares used in basic per share calculation              11,307,102      10,274,008      10,891,431       9,824,633
Weighted shares used in diluted per share calculation            11,307,102      11,215,014      10,891,431       9,824,633

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                                     Page 7

          NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
               (in thousands, except share and per share amounts)
                                   (unaudited)

                                                                   THREE MONTHS ENDED              TWELVE MONTHS ENDED
                                                              -----------------------------   -----------------------------
                                                              DEC. 31, 2005   DEC. 31, 2004   DEC. 31, 2005   DEC. 31, 2004
                                                              -------------   -------------   -------------   -------------
Total revenues                                                $      13,073   $      11,375   $      48,735   $      33,162
COSTS AND EXPENSES:
Cost of product revenues                                              9,331           7,754          33,134          22,389
Research and development                                              1,669           1,505           6,488           4,957
Sales, general and administrative                                     2,208           1,789           9,327           7,527
Total costs and expenses                                             13,208          11,048          48,949          34,873
Income (loss) from operations                                          (135)            327            (214)         (1,711)
Interest and other income, net                                          213             132             776           1,020
Net income (loss)                                             $          78   $         459   $         562   $        (691)
Basic net income (loss) per share                             $        0.01   $        0.04   $        0.05   $       (0.07)
Diluted net income (loss) per share                           $        0.01   $        0.04   $        0.05   $       (0.07)
Weighted shares used in basic per share calculation              11,307,102      10,274,008      10,891,431       9,824,633
Weighted shares used in diluted per share calculation            11,629,104      11,215,014      11,676,805       9,824,633

1. Non-GAAP operating results exclude transaction costs, restructuring charges, recovery on building sublease, amortization of deferred stock compensation, gain on sale of land, in-process research and development, impairment of long lived assets and other and amortization of intangible assets.

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                                     Page 8

                GAAP TO NON-GAAP NET INCOME (LOSS) RECONCILIATION
                                 (in thousands)
                                   (unaudited)

                                                                    THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                              -----------------------------   -----------------------------
                                                              DEC. 31, 2005   DEC. 31, 2004   DEC. 31, 2005   DEC. 31, 2004
                                                              -------------   -------------   -------------   -------------
Net income (loss) - GAAP                                      $        (152)  $         238   $        (874)  $      (4,404)
Cost of product revenues, amortization of intangible assets             113             112             452             187
Transaction costs                                                        78               -             851               -
In-process research and development                                       -               -               -             320
Amortization of intangible assets                                        39             109             179             182
Restructuring charges, net                                                -               -             (46)          2,895
Recovery on building sublease                                             -               -               -            (359)
Impairment of long lived assets and other                                 -               -               -             389
Amortization of deferred stock compensation                               -               -               -             204
Gain on sale of land                                                      -               -               -            (105)
Net income (loss) - Non-GAAP                                  $          78   $         459   $         562   $        (691)